                             Schedule 14A
                            (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
         Exchange Act of 1934

Filed by the registrant  X
                        ---
Filed by a party other than the registrant
                                           ---
Check the appropriate box:

    Preliminary proxy statement            --- Confidential, for use of the
---                                            Commission only (as permitted
 X  Definitive proxy statement                 by Rule 14a-6(e)(2))
---
    Definitive additional materials
---
    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
---
                           Lunar Corporation
--------------------------------------------------------------------------------
            (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
 X  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(l), or 14a-6(i)(2)
--- or Item 22(a)(2) of Schedule 14A

    $500 per each party to the controversy pursuant to Exchange Act Rule --- 14a-6(i)(3)

    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
---
(1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------

(2) Aggregate number of securities to which transactions applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------


(5) Total fee paid:
--------------------------------------------------------------------------------
--- Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

(3) Filing party:
--------------------------------------------------------------------------------

(4) Date filed:
-------------------------------------------------------------------------------

Lunar Corporation
313 West Beltline Highway
Madison, Wisconsin  53713
(608) 274-2663

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of the Common Stock of Lunar Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Shareholders of Lunar Corporation (the "Company") will be held at Lunar Corporation, 313 West Beltline Highway, Madison, Wisconsin, on Friday, November 17, 1995, at 3:00 p.m., local time, for the following purposes:

     (1) To elect two (2) directors to serve until the 1998 Annual Meeting of Shareholders, and until their successors are duly elected and qualified.

     (2) To ratify the selection of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending June 30, 1996.

     (3) To transact any other business as may properly come before the Meeting or any adjournments thereof.

     Only shareholders of record at the close of business on October 6, 1995, the record date for the Meeting, shall be entitled to notice of and to vote at the Meeting or any adjournments thereof.

                                    IMPORTANT

     To ensure your representation at the Meeting, please sign and date the enclosed proxy, and return it immediately in the enclosed stamped envelope. Sending in your proxy will not prevent you from personally voting your shares at the Meeting, since you may revoke your proxy by attending the meeting and voting in person or by advising the Secretary of the Company in writing (by later-dated proxy or otherwise) of such revocation at any time before it is voted.

                                By Order of the Board of Directors,




                                Richard B. Mazess, Ph.D.
                                President

Madison, Wisconsin
October 23, 1995

Lunar Corporation
313 West Beltline Highway
Madison, Wisconsin  53713
(608) 274-2663

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of the accompanying Proxy by the Board of Directors of Lunar Corporation (the "Company") for use at the Annual Meeting (the "Meeting") of Shareholders to be held at Lunar Corporation, 313 West Beltline Highway, Madison, Wisconsin, Friday, November 17,1995, at 3:00 p.m., local time, and at any adjournments thereof.

     At the Meeting, shareholders will consider (1) the election of two (2) directors to serve until the 1998 Annual Meeting of Shareholders (and until their successors are duly elected and qualified), and (2) the ratification of the selection of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending June 30, 1996. The Board of Directors does not know of any other matters to be brought before the Meeting; however, if other matters should properly come before the Meeting, it is intended that the persons named in the accompanying Proxy will vote on such matters at their discretion.

     Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by attending the Meeting and voting in person or by advising the Secretary of the Company of such revocation in writing (by later-dated proxy or otherwise).

                               PROXY SOLICITATION

     Proxies will be solicited by mail. In addition to solicitation by mail, certain officers and employees of the Company may solicit by telephone, telegraph, and personally. The cost of the solicitation will be borne by the Company. The Notice of the Meeting, this Proxy Statement, the accompanying form of Proxy and the Annual Report to Shareholders, including financial statements for the fiscal year ended June 30, 1995, were first mailed to shareholders on or about October 23, 1995.

                         SHAREHOLDERS ENTITLED TO VOTE

     Only holders of record of the shares of Common Stock, $0.01 par value, of the Company at the close of business on October 6, 1995, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments thereof. Shareholders will be entitled to one vote for each full share held. On October 6, 1995, there were outstanding 5,340,360 shares of Common Stock of the Company.

                               VOTING INFORMATION

     A shareholder may, with respect to the election of directors, (i) vote for the election of both nominees named below to serve until the 1998 Annual Meeting of Shareholders, (ii) withhold authority to vote for both nominees, or (iii) vote for the election of one nominee and withhold authority to vote for the other nominee by striking a line through such other nominee's name on the Proxy. A shareholder may, with respect to the proposal to ratify the selection of KPMG Peat Marwick LLP as the Company's auditors, (i) vote "FOR" ratification, (ii) vote "AGAINST" ratification, or (iii) "ABSTAIN" from voting on the proposal.

     Proxies in the accompanying form, properly executed and received by the Company prior to the Meeting and not revoked, will be voted as directed therein on all matters presented at the Meeting. In the absence of a specific direction from the shareholder as to a proposal, the shareholder's Proxy will be voted as to such proposal "FOR" the election of the two director nominees named in this Proxy Statement and "FOR" ratification of the selection of KPMG Peat Marwick LLP as the Company's auditors. If a Proxy is marked to indicate that all or a portion of the shares represented by such Proxy are not being voted with respect to a particular matter, such non-voted shares will not be considered present and entitled to vote on such matter, although such shares may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

     The affirmative vote of a plurality of the votes cast by the shares present in person or by proxy at the Meeting and entitled to vote in the election of directors is required to elect directors. Thus, if a quorum is present, the two persons receiving the greatest number of votes will be elected to serve as directors. Accordingly, non-voted shares with respect to the election of directors will not affect the outcome of the election of directors. In addition, withholding authority to vote for a director nominee will not prevent such nominee from being elected. If a quorum is present, in order to ratify the selection of KPMG Peat Marwick LLP as the Company's auditors, the number of votes cast favoring ratification must exceed the number of votes cast opposing ratification. Accordingly, non-voted shares and abstentions with respect to the proposal to ratify the selection of KPMG Peat Marwick LLP as the Company's auditors will not affect the determination of whether such matter has been ratified.

                             PURPOSES OF THE MEETING

Item 1 - Election of Directors

     The Company's By-Laws authorize the Board of Directors to fix the number of directors. Currently, the number is fixed at six. The By-Laws stagger the Board of Directors by dividing the number of directors into three classes, with one class being elected each year for a term of three years. For the 1995 Annual Meeting, two directors, Samuel E. Bradt and Richard B. Mazess, Ph.D., are nominees for election to the Board of Directors.

     The table below sets forth certain information with respect to the nominees for election as directors of the Company to serve until the 1998 Annual Meeting of Shareholders. Unless otherwise specified, the shares of Common Stock represented by the proxies solicited hereby will be voted "FOR" the election as directors of the persons named below as nominees, both of whom have been nominated by the Board of Directors. If, at or prior to their election, any one or more of the nominees shall be unwilling or unable to serve, it is presently intended that the proxies solicited hereby will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe either of the nominees will be unwilling or unable to serve.

                            Positions   Principal Occupations
Name and Age                Held        During Past 5 Years
------------                ---------   ---------------------

To serve until the 1998 Annual Meeting of Shareholders:

Samuel E. Bradt             Director    Director since 1984; President of
Age 57                                  Merganser Corporation (a business
                                        consulting and venture capital company)
                                        since 1980; Chairman of Managed Health
                                        Services Insurance Corporation since
                                        1992; Director of several privately held companies.

Richard B. Mazess, Ph.D.    President   Founder of the Company; President and
Age 56                                  Director since 1974; President and
                                        Director of Bone Care International
                                        Inc.,since 1986; Professor Emeritus of
                                        Medical Physics at the University of
                                        Wisconsin-Madison since 1985.

     The Board of Directors recommends you vote FOR each of the nominees for the Board of Directors of the Company.

     The following table sets forth certain information about the directors of the Company whose terms of office will continue after the 1995 Annual Meeting.

Terms expiring at the 1996 Annual Meeting of Shareholders:

                            Positions   Principal Occupations
Name and Age                Held        During Past 5 Years
------------                ---------   ---------------------

John W. Brown               Director    Director since 1988; Chairman of the
Age 61                                  Board, Chief Executive Officer, and
                                        President of Stryker Corporation
                                        (medical devices) since 1977; Director
                                        of First of America since 1992.

Reed Coleman                Director    Director since 1985; Chairman of
Age 62                                  Madison-Kipp Corporation  (precision
                                        engineered components) since 1964;
                                        President and owner of The Reed Company
                                        since 1985; Director of Kemper
                                        Corporation  since 1968, Regal-Beloit
                                        Corporation since 1975; and several
                                        privately held companies.

Terms expiring at the 1997 Annual Meeting of Shareholders:

                            Positions   Principal Occupations
Name and Age                Held        During Past 5 Years
------------                ---------   ---------------------

Malcolm R. Powell, M.D.     Director    Director since 1984; President of
Age 64                                  Nuclear Medicine Consultants (nuclear
                                        medicine practice).

John Kapoor, Ph.D.         Director     Director since 1990; President and owner
Age 52                                  of EJ Financial Enterprises (a private
                                        financial and investment firm) since
                                        April 1990; Director of Unimed, Inc.,
                                        since 1991, Option Care, Inc., since
                                        1991, Akorn, Inc., since 1991, and
                                        NeoPharm, Inc., since 1990.


     Directors do not receive cash compensation for their services to the Company. After each Annual Meeting of Shareholders and pursuant to the Lunar Corporation Amended and Restated Stock Option Plan (the "Plan"), directors who are not employees of the Company are granted nonqualified options to purchase 4,500 shares of Common Stock at the fair market value on the grant date. These options expire ten years after their grant date and vest in one-third increments on the first three anniversaries of the grant date.

     Directors and officers of the Company are required by Section 16 of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission their transactions in, and beneficial ownership of, the Company's Common Stock, including options to purchase Common Stock. Reports received by the Company indicate that for the period from July 1, 1994, to June 30, 1995, all reports were filed on a timely basis.

     During the year ended June 30, 1995, a total of four meetings of the Board of Directors were held. All of the directors attended 75% or more of such meetings. The Board of Directors has an Audit Committee. The Audit Committee, composed of non-employee directors, oversees the audit of the corporate accounts through independent public accountants whom it recommends for selection by the Board of Directors. The Committee reviews the scope of the audit with such accountants and their related fees. The Audit Committee did not hold any meetings during the fiscal year ended June 30, 1995. Its members are Mr. Bradt and Mr. Coleman. The Company does not have a nominating or compensation committee of the Board of Directors.


Item 2 - Ratification of Selection of Auditors

     The Board of Directors has selected KPMG Peat Marwick LLP, Chicago, Illinois, as independent certified public accountants to act as auditors for the Company for the fiscal year ending June 30, 1996. KPMG Peat Marwick LLP has examined the accounts of the Company since March 1990, and in the opinion of management, the firm should continue as auditors of the Company. Unless otherwise specified, the shares of Common Stock represented by the proxies solicited hereby will be voted "FOR" the proposal to ratify the selection of KPMG Peat Marwick LLP as the Company's auditors.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting, will have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

     The Board of Directors recommends you vote FOR the selection of KPMG Peat Marwick LLP as auditors of the Company for the fiscal year ending June 30, 1996.

            SECURITIES BENEFICIALLY OWNED BY PRINCIPAL SHAREHOLDERS,
                      DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company, by (i) each director of the Company, (ii) each executive officer of the Company who is named in the summary compensation table included in this Proxy Statement, (iii) all directors and executive officers of the Company as a group, and (iv) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company.

                     Amount and Nature of       Percent
Name                 Beneficial Ownership       of Class(1)

Samuel E. Bradt                6,000(2)             *
John W. Brown                 72,000(3)            1.3%
Reed Coleman                 116,500(4)            2.2
John Kapoor, Ph.D.            62,000(5)            1.1
Richard B. Mazess, Ph.D.   1,995,107(6)           37.3
Malcolm R. Powell, M.D.       71,400(7)            1.3
Robert A. Beckman             72,825(8)            1.4
James A. Hanson, Ph.D.       163,225(9)            3.0
Gregory M. Johnson            72,625(10)           1.3
Carl E. Gulbrandsen           10,300(11)            *

All Directors and
Executive Officers as a
Group (11 persons)         2,663,007(12)          45.7


*Less than 1 percent (1%)

(1) Except as indicated below, (i) represents shares of Common Stock held of record and beneficially as of the October 6, 1995 record date and (ii) all shares of Common Stock are held with sole voting and investment power. Percentage amounts are based upon an aggregate of 5,340,360 shares issued and outstanding, and shares of Common Stock issuable within 60 days of October 6, 1995 upon exercise of stock options.

(2) Includes 3,000 shares of Common Stock issuable within 60 days upon exercise of stock options.

(3) Includes 42,000 shares of Common Stock issuable within 60 days upon exercise of stock options.

(4) Includes 104,500 shares of Common Stock held by The Reed Company, of which Mr. Coleman is sole owner, and 12,000 shares of Common Stock issuable within 60 days upon exercise of stock options.

(5) All shares of Common Stock issuable within 60 days upon exercise of stock options.

(6) Includes 4,500 shares of Common Stock issuable within 60 days upon exercise of stock options, and 425,000 shares of Common Stock held by Dr. Mazess as custodian for his daughters. Dr. Mazess' address is 313 West Beltline Highway, Madison, Wisconsin 53713.

(7) Includes 43,100 shares of Common Stock held by Dr. Powell's wife, 2,800 shares of Common Stock held by his daughters, and 19,500 shares of Common Stock issuable within 60 days upon exercise of stock options.

(8) Includes 72,800 shares of Common Stock issuable within 60 days upon exercise of stock options, and 25 shares of Common Stock held by Mr. Beckman as custodian for his children.

(9) Includes 163,000 shares of Common Stock issuable within 60 days upon exercise of stock options.

(10) Includes 72,600 shares of Common Stock issuable within 60 days upon exercise of stock options.

(11) Includes 10,000 shares of Common Stock issuable within 60 days upon exercise of stock options.

(12) Includes 482,400 shares of Common Stock issuable within 60 days upon exercise of stock options.

     In addition to the above, two officers of the Company beneficially own options to purchase an aggregate of 30 shares of common stock of Bone Care International, Inc., the Company's 86% owned subsidiary ("Bone Care"). As of October 6, 1995, there were outstanding 1,075 shares of common stock in Bone Care.

                             EXECUTIVE COMPENSATION

Board of Directors Report on Executive Compensation
---------------------------------------------------

     The following is a report submitted by the Board of Directors addressing the Company's compensation policy as it related to the Company's executive officers for fiscal year 1995.

     This report by the Board of Directors and the Performance Graph contained in this Proxy Statement shall not be deemed to be incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and they shall not otherwise be deemed filed under such Acts.

     Compensation Policy. The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policies integrate annual base salary with cash bonuses, commissions, and stock options based upon corporate performance and individual initiatives and performance. Measurement of corporate performance is primarily based on Company goals and industry performance levels. Accordingly, in years in which performance goals and industry levels are achieved or exceeded, executive compensation would be higher than in years in which performance is below expectations. Companies used in comparative analyses for the purpose of determining each executive officer's compensation are selected by the Board of Directors and include some of the companies in the Standard & Poor's Medical Products and Supplies Index included in the Performance Graph set forth in this Proxy Statement. The selection of such companies is based on various factors, including industry classification and market capitalization.

     Annual base salary is designed to attract and retain qualified executives. In addition, executive officers are eligible to be granted stock options under the Plan. The Board of Directors believes that stock options ensure that executives have a continuing stake in the long-term success of the Company and are an effective incentive for executives to create value for shareholders since the value of a stock option bears a direct relationship to the Company's stock price. The Plan is administered by a committee comprised of two members of the Board of Directors.

     Performance Measures. In evaluating annual executive compensation, the Board of Directors considers both long- and short-term objectives. Specific measures of short-term goals include earnings per share, sales growth, market share, and overall profitability in comparison to other companies in competition with the Company. Longer-term objectives include strategic planning and alliances which may not immediately impact sales and earnings growth. The Board of Directors does not assign any specific weights to the foregoing performance measures and does not use a fixed formula for determining base salary, bonuses, or long-term compensation.

     Fiscal Year 1995 Compensation. For fiscal year 1995, the Company's executive compensation program consisted of base salary, adjusted from the prior year, and a cash bonus based upon the performance measurements described above. In addition, four executive officers included in the Summary Compensation Table received commissions. Commissions are paid to more directly compensate executive officers for changes in the Company's performance. Stock options are granted from time to time to members of management, based primarily on such person's potential contribution to the Company's growth and profitability.

     The Chief Executive Officer's compensation for fiscal year 1995 consisted of a base salary of $129,807, commissions of $34,539, and a cash bonus of $3,000. At this time, the Chief Executive Officer is ineligible to be granted stock options under the Plan because he is a member of the committee which administers the Plan.

     Due to the CEO's significant holdings of Common Stock, the CEO receives a base salary which is lower than the salary he would otherwise receive given his duties and responsibilities and the comparative base salaries of the chief executive officer of companies of similar size. Additionally, in fiscal year 1993, the CEO's base salary was reduced and a commission plan based on 0.1% of sales was established. As noted above, the CEO was paid commissions of $34,539 during fiscal year 1995 pursuant to such plan. Finally, the CEO's cash bonus of $3,000 was equal to the cash bonus of all but one other executive officer included in the Summary Compensation Table. Pursuant to the Company's cash bonus program, the CEO received four quarterly bonuses of $750 based on the attainment of certain performance goals.

      The Board of Directors believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interest. As performance goals are met or exceeded, resulting in increased value to shareholders, executives are rewarded commensurately. The Board of Directors believes that compensation levels during fiscal year 1995 adequately reflect the Company's compensation goals and policies.

Respectfully submitted,

Samuel E. Bradt
John W. Brown
Reed Coleman
John Kapoor, Ph.D.
Richard B. Mazess, Ph.D.
Malcolm R. Powell, M.D.

Summary Compensation Table

     The table below sets forth the compensation of the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company as of the end of fiscal year 1995.


                                        Annual         Long-Term
                                     Compensation     Compensation
                                   -----------------   Securities    All Other
Name and Principal          Fiscal  Salary    Bonus    Underlying   Compensation
Position                     Year    ($)       ($)     Options (#)     ($)(5)
--------------------------- ------ -------   -------  ------------  ------------
Richard B. Mazess, Ph.D.(1)  1995  $164,346  $ 3,000        -          $2,250
Chairman of the Board,       1994   139,392    3,000        -           1,883
President, and Chief         1993   119,193    1,500        -           1,896
Executive Officer
--------------------------------------------------------------------------------
Robert A. Beckman(2)         1995   161,639   23,000       9,000        2,250
Vice President of            1994   143,462    3,000      15,000        2,399
Finance                      1993   132,308   21,500      25,000        2,036
--------------------------------------------------------------------------------
James A. Hanson, Ph.D.(3)    1995   155,885    3,000        -           2,234
Vice President of            1994   135,931    3,000       5,000        1,883
Marketing                    1993   119,192    1,500        -           1,875
--------------------------------------------------------------------------------
Gregory M. Johnson(4)        1995   210,906    3,000       3,000        2,250
Vice President of Sales      1994   189,313    3,000      10,000        2,649
                             1993   172,559    1,500       5,000        2,611
--------------------------------------------------------------------------------
Carl E. Gulbrandsen          1995   170,002    3,000       5,000          809
Corporate General            1994   153,462    3,000      10,000          473
Counsel and Secretary        1993   142,307   10,750      20,000           --
--------------------------------------------------------------------------------

(1) Dr. Mazess' salary includes sales-based commissions of $34,539 and $27,469 for fiscal years 1995 and 1994, respectively.
(2) Mr. Beckman's salary includes sales-based commissions of $12,639 for fiscal year 1995.
(3) Dr. Hanson's salary includes sales-based commissions of $34,539 and $27,469 for fiscal years 1995 and 1994, respectively.
(4) Mr. Johnson's salary includes sales-based commissions of $87,060, $74,313, and $57,559 for fiscal years 1995, 1994, and 1993, respectively.
(5) Amounts shown for each person consist of Company contributions to a defined contribution plan.

            AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 1995
                  AND FISCAL YEAR END STOCK OPTION VALUES

     The following table sets forth information on stock options exercised in fiscal year 1995 by the Company's executive officers named in the Summary Compensation Table and the value of such officers' unexercised stock options as of June 30, 1995.

                                     Number of Securities   Value of unexercised
                                     Underlying Unexercised In-the-Money Options
                    Shares           Stock Options at       at Fiscal Year End
                   Acquired          Fiscal Year End (#)         ($) (2)
                      on     Value   --------------------   --------------------
                   Exercise Realized              Unexer-                Unexer-
Name                 (#)     ($)(1)  Exercisable  cisable   Exercisable  cisable
--------------------------- -------- -----------  -------   -----------  -------
Richard B. Mazess      --        --      4,500        --      $122,805       --
Robert A. Beckman   15,000  $265,600    58,000     41,000    1,319,000  $743,750
James A. Hanson      5,000    86,875   162,000      4,000    4,486,910    69,000
Gregory M. Johnson     --        --     65,000     18,000    1,616,550   325,000
Carl E. Gulbrandsen  5,000    46,250     5,000     25,000       90,000   445,000


(1) Fair market value of underlying securities at exercise minus the exercise price (i.e., value before income taxes payable as a result of the exercise). The annualized value realized was $38,440, $8,984, and $19,996 for Mr. Beckman, Dr. Hanson, and Dr. Gulbrandsen, respectively.
(2) Based upon the closing price of the Company's Common Stock of $28.25 on June 30, 1995, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") minus the exercise price.

                  STOCK OPTION GRANTS IN FISCAL YEAR 1995

      The following table sets forth information with respect to individual stock option grants during fiscal 1995 to the Company's executive officers named in the Summary Compensation Table.

                                                           Potential Realizable
                               % of                        Value at Assumed
                  Number of   Total                        Annual Rates of Stock
                 Securities  Options                       Price Appreciation
                 Underlying  Granted                       for Option Term (3,4)
                   Options   During   Exercise            ---------------------
                 Granted(1)  Fiscal    Price(2) Expiration  0%     5%      10%
Name                 (#)    Year 1995 ($/Share)    Date    ($)    ($)      ($)
--------------------------- --------- --------- ---------- --- -------  --------
Richard B. Mazess       --     --         --        --     --      --        --
Robert A. Beckman     9,000    6.8%    $11.25    08/02/04   0  $63,720  $161,370
James A. Hanson         --     --         --        --      0      --        --
Gregory M. Johnson    3,000    2.3      11.25    08/02/04   0   21,240    53,790
Carl E. Gulbrandsen   5,000    3.6      11.25    08/02/04   0   35,400    89,650


(1) All stock options were granted under the Company's Amended and Restated Stock Option Plan. These options are nonqualified and vest 20% each year on the first five anniversaries of the grant date.

(2)  All grants were made at 100% of fair market value as of the grant date.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% assumed annual growth rates mandated by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the Company's Common Stock price. The calculations were based on the exercise prices and the 10-year term of the options. No gain to the optionees is possible without an increase in stock price, which will benefit all shareholders proportionately.

(4) The "Potential Realizable Value" to all shareholders as a group which would result from the application of the same assumptions to the 5,325,460 shares of Common Stock outstanding at June 30, 1995, at the closing price of $28.25 per share of Common Stock on June 30, 1995, as reported by NASDAQ is an incremental gain of $0, $94,633,424, and $239,752,209 for 0%, 5%, and 10%, respectively.

                                PERFORMANCE GRAPH

     The following table format of the performance graph compares the cumulative total shareholder return on the Company's Common Stock for the five-year period ended June 30, 1995, with the cumulative total shareholder return of Standard & Poor's 500 Stock Index (the "S&P 500"), Standard and Poor's Medical Products and Supplies Index (the "S&P Med Products"), and Hologic, Inc. Hologic, Inc., is the Company's primary competitor. Hologic, Inc., sells bone densitometer scanners which compete directly with the Company's bone densitometers.








                   08/14/90  06/30/91  06/30/92  06/30/93  06/30/94  06/30/95
                   --------  --------  --------  --------  --------  --------
S&P 500              $100      $113      $128      $145      $147      $185
S&P Med Products     $100      $135      $154      $126      $122      $187
Lunar Corporation    $100      $153      $148      $ 98      $110      $235
Hologic, Inc.        $100      $ 32      $ 35      $ 20      $ 49      $ 78

     The performance graph assumes $100 invested on August 14, 1990 in each of the Company's Common Stock, the S&P 500 Index, the S&P Med Products Index, and the common stock of Hologic, Inc. Also assumes the reinvestment of dividends. The Company's Common Stock was first issued to the public under a registration statement which became effective on August 14, 1990. August 14, 1990 was the first trading day for the Company's Common Stock.

                         CERTAIN TRANSACTIONS

      On June 30, 1995, a limited liability partnership owned 50% by Mr. Beckman purchased an Artoscan magnetic resonance imager for $317,155 from the Company. The price paid was comparable to purchases by unaffiliated third parties. The amount due was paid in full on October 20, 1995.

                         SHAREHOLDER PROPOSALS

      In order to be considered for inclusion in the Company's proxy materials for the 1996 Annual Meeting of Shareholders, any shareholder proposals must be received at the executive offices of the Company on or before June 25, 1996.

                         FINANCIAL STATEMENTS

      A copy of the Annual Report to Shareholders of the Company, containing audited consolidated financial statements for the fiscal year ended June 30, 1995, is enclosed herewith.
                                      By Order of the Board of Directors,



                                      Richard B. Mazess, Ph.D.
                                      President

Madison, Wisconsin
October 23, 1995

A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1995, (OTHER THAN EXHIBITS NOT SPECIFICALLY INCORPORATED BY REFERENCE THEREIN) WILL BE PROVIDED WITHOUT CHARGE TO EACH RECORD OR BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK AS OF OCTOBER 6, 1995, ON THE WRITTEN REQUEST OF SUCH PERSON DIRECTED TO: LUNAR CORPORATION, 313 WEST BELTLINE HIGHWAY, MADISON, WISCONSIN 53713, ATTENTION: ROBERT A. BECKMAN.

                                 (Label Here)

                                   Proxy for
                               Lunar Corporation
                         Annual Meeting of Shareholders
                                November 17, 1995

     The undersigned hereby appoints CARL E. GULBRANDSEN and ROBERT A. BECKMAN, and each of them, proxies, with full power of substitution, to vote for the undersigned all shares of the Common Stock of LUNAR CORPORATION (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at Lunar Corporation, 313 West Beltline Highway, Madison, Wisconsin, on Friday, November 17, 1995, at
3:00 p.m., local time, and at any adjournments thereof.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
COMPANY.

(1)  ELECTION OF DIRECTORS

     For nominees listed                   WITHHOLD AUTHORITY
     (except as marked to                   to vote for nominees
     contrary below)                       listed below
                          -----                                  -----

     Instructions:   To withhold authority to vote for any individual nominee,
                     strike a line through the nominee's name in the list below.

     Samuel E. Bradt                 Richard B. Mazess, Ph.D.

(2) Ratify selection of KPMG Peat Marwick LLP as auditors of the Company for the fiscal year ending June 30, 1996.

     For        Against         Abstain
        -----          -----           -----

(3) In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

                                     (Over)

    This proxy will be voted as specified on the reverse side. IF NO CONTRARY SPECIFICATION IS MADE, IT WILL BE VOTED FOR ITEMS 1 AND 2 ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PERSONS DESIGNATED HEREIN AS PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

     Please date this proxy and sign exactly as your name or names appear therein. Joint owners should each sign personally. Trustees and others signing in representative capacity should indicate the capacity in which they sign.
The undersigned hereby revokes all proxies heretofore given to vote at the aforesaid meeting.

                                                  Dated                  , 1995
                                                       ------------------

-----------------------------       ------------------------------
Co-Owner Sign Here                  Shareholder Sign Here